SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 15, 1997
                                                  -----------------





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE               333-26051         13-3836437
----------------------------  -----------    -------------------
(STATE OR OTHER JURISDICTION  (COMMISSION    (I.R.S. EMPLOYER
OF INCORPORATION)             FILE NUMBER)   IDENTIFICATION NO.)


             245 Park Avenue
        New York, New York 10167               10167
----------------------------------------     ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)



Registrant's telephone number, including area
code: (212)272-2000
     --------------



ITEM 5.   OTHER EVENTS

Filing of Certain Materials.*
-----------------------------

     Attached hereto is a copy of the monthly report to Certificateholders (the "Report") distributed to the Certificateholders by The Bank of New York, as Trustee.

     The Report is filed as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits:

     99.1: Certificateholder Report to the Certificateholders, dated as of December 15, 1997.


____________________
* Capitalized terms used and not otherwised defined herein shall have the meanings assigned to them in the prospectus dated June 24, 1997 and the prospectus supplement dated October 17, 1997 relating to the AmerUs Home Equity Loan Asset Backed Certificates, Series 1997-1.




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         BEAR STEARNS ASSET BACKED SECURITIES,
                         INC

                         By: /s/ Jonathan Lieberman
                             -----------------------------

                             Name:Jonathan Lieberman
                                  ------------------------
                             Title:Vice President
                                   --------------




Date:  ________________




                                EXHIBIT INDEX



Exhibit                                                      Page
-------                                                      ----

99.1      Certificateholder Report to
          the Certificateholders, dated as of
          December 15, 1997                                 5




                                 EXHIBIT 99.1
                                 ------------

                     AMERUS HOME EQUITY LOAN TRUST 1997-1
              AMERUS HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                                SERIES 1997-1

                         REPORT TO CERTIFICATEHOLDERS
                     DISTRIBUTION DATE: December 15, 1997



                     AMERUS HOME EQUITY LOAN TRUST 1997-1
              AmerUs Life Insurance Company, Seller and Servicer


Class Information                  Current Payment Information

Class       Beginning     Pass Thru  Principal     Interest       Total
Code Name   Cert. Bal.      Rate     Dist. Amt.   Dist. Amt.      Dist.
____________________________________________________________________________
     A-1  48,704,217.24  5.835000%  1,631.471.61  221,035.97    1,852,507.58
     A-2  36,000,000.00  6.590000%          0.00  197,700.00      197,700.00
     A-3  21,000,000.00  6.800000%          0.00  119,000.00      119,000.00
     A-4  18,000,000.00  7.090000%          0.00  106,350.00      106,350.00
      R            0.00  0.000000%           n/a        0.00            0.00
____________________________________________________________________________
Totals   123,704,217.24              1,631,471.61  644,085.97   2,275,557.58



Factors per $1,000

Ending          Principal     Interest         Ending
Cert. Bal.       Dist.          Dist.        Cert. Bal.
____________________________________________________________________________
 47,072,745.64  32,62943213   4.42071940      941.45491272
 36,000,000.00   0.00000000   5.49166667     1000.00000000
 21,000,000.00   0.00000000   5.66666667     1000.00000000
 18,000,000.00   0.00000000   5.90833333     1000.00000000
          0.00          n/a   0.00000000        0.00000000
____________________________________________________________________________
Totals

122,072,745.64  13.05177285   5.15268776      976.58196509




Class Information             Original Certificate Information

     Type        Name    Cert. Bal.     Pass Thru Cusips
____________________________________________________________________________
Variable Rate    A-1     50,000,000.00  5.741250% 030730AA3
Fixed Rate       A-2     36,000,000.00  6.590000% 030730AB1
Fixed Rate       A-3     21,000,000.00  6.800000% 030730AC9
Fixed Rate       A-4     18,000,000.00  7.090000% 030730AD7
Residual          R               0.00  0.000000%       n/a
____________________________________________________________________________
Totals                  125,000,000.00



Unpaid Amounts
               Interest       Cum Interest
Name           Shortfall        Shortfall
____________________________________________________________________________
A-1              0.00              0.00
A-2              0.00              0.00
A-3              0.00              0.00
A-4              0.00              0.00
 R               0.00              0.00
____________________________________________________________________________
Totals


COLLATERAL INFORMATION


(P&S Ref. Sec. 5.03)
                                                  Total
                                                  -----
Aggregate outstanding principal balance           91,016,721.41
Total number of loans (beginning)                         3.325
Total number of loans (ending)                            3.282
Initial mortgage loan balance                     93,322,252.67

Subsequent mortgage loans                                  0.00
Aggregate principal remittance amount              1,430,424.33
Aggregate interest remittance amount                 695,866.53

Aggregate prepayment amount                        1,060,119.90
Number of Prepayments                                        41
Weighted avg. remaining term to maturity                    127
Weighted avg. loan rate                                  11.40%

          FEES
(P&S Ref. Sec. 5.03)
                                                  Total
                                                  -----
Monthly premium amount                               14,432.16
Monthly trustee fees                                  1,237.04
                                                  ------------
                                                     15,669.20
     OTHER INFORMATION
(P&S Ref. Sec. 5.03)
                                                  Total
                                                  -----
Overcollateralization amount                        621,723.10
Required overcollateralization amount             1,399,832.03
Overcollateralization deficiency                    778,108.92
Remaining pre-funded amount                      31,677,864.93
Excess spread                                       201,017.28
Capitalized interest requirement                    164,935.92
Capitalized interest amount                         255,538.13
Transfer from pre-funding account                         0.00
P&S advance                                               0.00
Compensating interest                                     0.00
Insured payments                                          0.00
Principal balance of balloon loans               25,576,910.68


     DELINQUENCY INFORMATION
(P&S Ref. Sec. 5.03)

Period         Loan Count     %    Ending Stated Balance    %
------         ----------     -    ---------------------    -
30-59 days        38        1.16%     1,057,723.85         1.16%
60-89 days         7        0.21%       214,968.51         0.24%
90+ days           3        0.09%       136,708.21         0.15%
Total             48        1.46%     1,409,400.57         1.55%
                  ==                  ============

Avg. 30-day delinquency ratio       0.258.1%


     REO INFORMATION
(P&S Ref. Sec. 5.03)

Reo Date  Loan Number    Ending Stated Balance    Book Value
--------  -----------    ---------------------    ----------
                    -                   0.00           0.00
                    -                   0.00           0.00
                    -                   0.00           0.00
                    -                   0.00           0.00
                    -                   0.00           0.00
                    -                   0.00           0.00
                    -                   0.00           0.00
Totals              0                   0.00           0.00
                    =                   ====           ====


     LIQUIDATED LOAN INFORMATION
(P&S Ref. Sec. 5.03)                              Total
                                                  -----

Net losses (this period)                           0.00
Cumulative losses (since Cut-Off)                  0.00
Substitution amount                                0.00
Purchase price                                     0.00

     TRIGGER EVENTS
(P&S Ref. Sec 5.03)

Delinquency test satisfied         YES
Loss test satisfied                YES